SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2000
                                                 -------------------------------


                                 GOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-29359                     22-3693371
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


401 Hackensack Avenue
Hackensack, New Jersey                                               07601
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code (201) 996-1717
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On August 31, 2000, GoAmerica, Inc., a Delaware corporation ("GoAmerica"), completed its acquisition of Hotpaper.com, Inc., a Delaware corporation ("Hotpaper"). Hotpaper was a privately-held provider of Web-based document automation software, infrastructure and content, a line of business that GoAmerica currently intends to continue. In the acquisition, GoAmerica Acquisition II Corp., a Delaware corporation and wholly-owned subsidiary of GoAmerica (the "Subsidiary"), merged with and into Hotpaper (the "Merger") and Hotpaper became a wholly-owned subsidiary of GoAmerica pursuant to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 11, 2000, by and among GoAmerica, the Subsidiary and Hotpaper. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is to be accounted for on a purchase basis. The description contained in this Item 2 of the transactions consummated pursuant to the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated by reference herein.

      In the Merger, the former stockholders of Hotpaper received an aggregate of 1,006,111 newly-issued shares of GoAmerica Common Stock, $.01 par value (after deducting fractional share amounts and paying the former Hotpaper stockholders cash in lieu thereof), in exchange for a portion of the outstanding shares of Hotpaper capital stock. In addition, one stockholder of Hotpaper received a cash payment of $750,000 in exchange for a portion of his shares of Hotpaper capital stock, such portion equaling the balance of the total outstanding shares of capital stock of Hotpaper.

      As further consideration, GoAmerica assumed each issued and outstanding option for the purchase of Common Stock of Hotpaper and converted each such option into options to acquire shares of GoAmerica Common Stock under GoAmerica's 1999 Stock Plan. The aggregate amount of shares to be issued upon exercise of such new GoAmerica options is 81,651 shares, with a weighted average exercise price of $0.59 per share.

      The principles followed in determining the amount of consideration paid in the Merger were based upon negotiations between unaffiliated parties and the (i) financial and operating performance and prospects of GoAmerica and Hotpaper,
(ii) draft pro forma financial statements of GoAmerica which reflect the financial position and prospects of GoAmerica after giving effect to the Merger; and (iii) proposed tax and accounting treatment to be accorded the Merger. Prior to the Merger, there were no material relationships between Hotpaper or its stockholders and GoAmerica or any of GoAmerica's affiliates, any director or officer of GoAmerica, or any associate of such director or officer other than that in anticipation of the Merger, GoAmerica loaned Hotpaper up to an aggregate of $1,500,000 pursuant to a convertible draw-down promissory note and escrow agreement.

      Pursuant to an Escrow Agreement, dated as of August 31, 2000, by and among GoAmerica, the existing stockholders of Hotpaper and American Stock Transfer & Trust Company, 100,612, or approximately ten percent (10%), of the shares issued in the Merger are being held in escrow for a thirteen month period in the event of any breach of representations or warranties and to secure certain indemnification rights that GoAmerica has under the Merger Agreement. The escrow amount shall be GoAmerica's sole and exclusive remedy for any breach of representations, warranties or covenants of Hotpaper or its existing stockholders, absent actual fraud or intentional wrongdoing. No claim may be made against the escrow amount unless and until the amount of such claim exceeds $175,000. A copy of the Escrow Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

      The GoAmerica Common Stock issued to the stockholders of Hotpaper in connection with the Merger are restricted securities which cannot be resold until such shares are registered under applicable securities laws or an exemption therefrom is available. Pursuant to a Registration Rights Agreement, dated as of August 31, 2000, by and between GoAmerica and the existing stockholders of Hotpaper, GoAmerica has granted certain piggy-back registration rights to the former Hotpaper stockholders. A copy of the Registration Rights Agreement is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

      A copy of the press releases announcing the execution of the Merger Agreement and the consummation of the Merger are attached hereto as exhibits
99.1 and 99.2, respectively, and are incorporated by reference herein.

      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

      (a)   Financial Statements of Business Acquired.

      To be filed by amendment. GoAmerica believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Securities and Exchange Commission no later than November 14, 2000.

      (b)   Pro Forma Financial Information.

      To be filed by amendment. GoAmerica believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Securities and Exchange Commission no later than November 14, 2000.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of August 11, 2000, by and among GoAmerica, Inc., GoAmerica Acquisition II Corp. and Hotpaper.com, Inc.*

            10.1 Escrow  Agreement,  dated as of August  31,  2000,  by and among GoAmerica, Inc., the existing stockholders of Hotpaper.com, Inc. and American Stock Transfer & Trust Company.

            10.2 Registration  Rights  Agreement,  dated as of  August  31,
                 2000, by and between GoAmerica, Inc. and the existing stockholders of Hotpaper.com, Inc.

            99.1 Press Release, dated August 14, 2000, regarding execution of the Agreement and Plan of Merger.

            99.2 Press  Release,  dated  September  1,  2000,  regarding  the consummation of the acquisition.

* The schedules or exhibits to this document are not being filed herewith because we believe that the information contained therein is not material. Upon request therefor, we agree to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GOAMERICA, INC.


                               By:    /s/ Aaron Dobrinsky
                                      -------------------------------------
                               Name:  Aaron Dobrinsky
                               Title: President and Chief Executive Officer


September 15, 2000